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EXHIBIT 10.9.5

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$6,000,000.00                                                    July ___, 1999



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         FOR VALUE RECEIVED, the undersigned, IMTEK OFFICE SOLUTIONS, INC., a
Delaware corporation, IMTEK CORPORATION, a Maryland corporation, IMTEK SERVICES CORPORATION, a Maryland corporation, IMTEK FUNDING CORPORATION, a Maryland corporation, IMTEK ACQUISITION CORPORATION, a Maryland corporation, BARBERA BUSINESS SYSTEMS, INC., a Maryland corporation and IMTEK CAPITAL CORPORATION, a Maryland corporation (collectively "Maker"), promise to pay to the order of FINOVA MEZZANINE CAPITAL INC., a Tennessee corporation, f/k/a Sirrom Capital Corporation ("Payee"; Payee and any subsequent holder[s] hereof are hereinafter referred to collectively as "Holder"), at the office of Payee at Finova Mezzanine Capital Inc., P.O. Box 30378, Nashville, TN 37241-0378, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of up to SIX MILLION AND NO/100THS DOLLARS ($6,000,000.00) or so much thereof as is disbursed hereunder, together with interest on the outstanding principal balance hereof from the date hereof at the rate of fourteen percent (14.0%) per annum (computed on the basis of a 360-day year).

         Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of August, 1999, and subsequent installments being payable on the first (1st) day of each succeeding month thereafter until May 28, 2003 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         Any advance by Payee to Maker that is not evidenced by another instrument or agreement between the parties shall be conclusively presumed to have been made hereunder when such advance is made in accordance with the oral or written instructions of Maker. The entire balance of all advances hereunder that may be outstanding from time to time shall constitute a single indebtedness, and no single advance increasing the outstanding balance hereof shall itself be considered a separate loan, but rather an increase in the aggregate outstanding balance of the indebtedness evidenced hereby.

         The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any Event of Default shall occur under and as defined in that certain Loan Agreement dated May 29, 1998, between Maker and Payee (as amended from time to time, the "Loan Agreement"), which Event of Default is not cured following the giving of any applicable notice and within any applicable cure period set forth in the Loan Agreement, then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default as set forth herein, at the option of Holder and



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without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate"), regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

         In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Note amends and restates that written Secured Promissory Note dated May 29, 1998 and the indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Loan Agreement and (ii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Loan Agreement.

         All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of




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interest in excess of the Maximum Rate, then, IPSO FACTO, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, except to the extent that federal law may be applicable to the determination of the Maximum Rate.

         Maker hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Note or the indebtedness evidenced hereby. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Holder agrees to the contrary in writing.

         HOLDER AND MAKER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

                                           MAKER:

                                           IMTEK OFFICE SOLUTIONS, INC.,
                                           a Delaware corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------




                       (signatures continue on next page)


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                                           IMTEK CORPORATION,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------


                                           IMTEK SERVICES CORPORATION,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------


                                           IMTEK FUNDING CORPORATION,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------


                                           IMTEK ACQUISITION CORPORATION,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------


                                           BARBERA BUSINESS SYSTEMS, INC.,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------


                                           IMTEK CAPITAL CORPORATION,
                                           a Maryland corporation


                                           By:
                                               ------------------------------
                                           Title:
                                                  ---------------------------





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